SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

W HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 24, 2005, W Holding Company, Inc. issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2004. A copy of this press release is furnished as Exhibit 99 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado

Freddy Maldonado
Chief Financial Officer

Date: January 25, 2005

Exhibit Index

Exhibit No	Description
99	Press release of the company, dated January 24, 2005.